[TITLE] FORM 8-K [/TITLE]

FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 11, 2000

INTERNATIONAL SPEEDWAY CORPORATION

(Exact name of registrant as specified in its charter)
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FLORIDA	O-2384	59-0709342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
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Registrant's telephone number, including area code:   (904) 254-2700

No Change
(Former name or address, if changed since last report)

Item 5. Other Events.   The Company today issued a press release which reported earnings for the second quarter and six-months ended May 31, 2000.  The release also provided future earnings guidance.   In a subsequent press release, the  Company provided clarification on the future earnings guidance contained in the earlier release.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA	32114
(Address of principal executive offices)	(Zip code)
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release Concerning Earnings and Future Guidance	Filed herewith
2	(99.2)	Press Release Concerning Clarification on Future Earnings Guidance	Filed herewith
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INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date:	7/13/2000	/s/ Susan G. Schandel
Susan G. Schandel, Vice President & Chief Financial Officer